UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2006

                               PUBLIC STORAGE INC.
                          PS 401(k) Profit Sharing Plan
             (Exact Name of Registrant as Specified in its Charter)


          California                        1-8389                95-3551121
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
Incorporation) Identification No.)

701 Western Avenue, Glendale, California                           91201-2349
(Address of Principal Executive Offices)                           (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencements   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

RETIREMENT PLAN CERTIFYING ACCOUNTANT

ITEM 4.01 CHANGES IN RETIREMENT PLAN'S CERTIFYING ACCOUNTANT

      On April 21, 2006, PS 401(k) Profit Sharing Plan (the "Plan") dismissed Link, Murrel & Company as the independent accountants of the Plan.

      The reports of Link, Murrel & Company on the Plan's financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      During the years ended December 31, 2004 and 2003, and through April 21, 2006, there were no disagreements between the Plan and Link, Murrel & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Link, Murrel & Company, would have caused Link, Murrel & Company to make reference to such disagreements in its reports on the financial statements of the Plan for such years. During the years ended December 31, 2004 and 2003, and through April 21, 2006, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Plan.

      The Plan requested Link, Murrel & Company to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

      The Plan expects to engage another independent accounting firm shortly.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.


Exhibit
Number   Description
--------
  16.1 Letter from Link, Murrel & Company, dated April 26, 2006, regarding change in independent registered public accounting firm of the PS 401(k) Profit Sharing Plan.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006
PS 401(k) Profit Sharing Plan

By:      /s/ John s. Baumann
         -------------------
         John S. Baumann
         On behalf of the Administrative Committee